Loss per Common Share	12 Months Ended
Dec. 31, 2019
Loss per Common Share [Abstract]
LOSS PER COMMON SHARE

NOTE 21: LOSS PER COMMON SHARE

Loss per share is calculated by dividing net loss attributable to common stockholders by the weighted average number of shares of common stock of Navios Acquisition outstanding during the period.

Net loss for the years ended December 31, 2019, 2018 and 2017 was adjusted for the purposes of loss per share calculation, the restricted common stock and for the undistributed income that is attributable to the Series C Convertible Preferred Stock.

	Year ended December 31, 2019	Year ended December 31, 2018	Year ended December 31, 2017
Numerator:
Net loss	$(65,441)	$(86,373)	$(78,899)
Less:
Dividend declared on restricted shares	(253)	(172)	(89)
Undistributed (income)/ loss attributable to Series C participating preferred shares	(13)	4,312	3,835
Net loss attributable to common stockholders, basic	$(65,707)	$(82,233)	$(75,153)
Plus:
Net loss attributable to common stockholders, diluted	$(65,707)	$(82,233)	$(75,153)
Denominator:
Denominator for basic net loss per share — weighted average shares	13,823,754	9,784,507	10,027,469
Denominator for diluted net (loss)/ income per share — adjusted weighted average shares	13,823,754	9,784,507	10,027,469
Net loss per share, basic	$(4.75)	$(8.40)	$(7.50)
Net loss per share, diluted	$(4.75)	$(8.40)	$(7.50)

Potential common shares of 368,687 for the year ended December 31, 2019 (which includes stock options and shares of restricted common stock), 732,769 for the year ended December 31, 2018, 617,843, for the year ended December 31, 2017 (which includes Series C Preferred Stock, stock options and restricted shares) have an anti-dilutive effect (i.e., those that increase earnings per share or decrease loss per share) and are therefore excluded from the calculation of diluted earnings per share.